Exhibit 10.14


                            TERMINATION OF AGREEMENT


The Stock Repurchase Agreement, dated as of July 11, 2001, by and between Paxar Corporation and Arthur Hershaft is hereby terminated in its entirety as of this 17th day of November, 2003.




           Paxar Corporation



           Paxar Corporation                             Arthur Hershaft

           /s/ Leo Benatar                               /s/ Arthur Hershaft
           -------------------------------               -------------------
           Leo Benatar
           Chairman, Executive Development &
           Compensation Committee